SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




  Date of report (Date of earliest event reported)       March 29, 2004
                                                    -------------------------

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

                0-556                               68-0365195
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      (Commission File Number)           (IRS Employer Identification No.)

                 200 Vernon Street, Roseville, California 95678
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               (Address of Principal Executive Offices) (Zip Code)

                                 (916) 786-6141
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              (Registrant's Telephone Number, Including Area Code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

         Exhibit 99.1    SureWest Communications Press Release issued
                         March 29, 2004.

Item 12.  Results of Operations  and Financial Condition.


         On March 29, 2004, SureWest Communications issued a press release announcing earnings results for the quarter and year ending December 31, 2003. The press release is furnished (but not filed) as Exhibit 99.1 to this Form 8-K and incorporated by reference in this Item 12.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SUREWEST COMMUNICATIONS


Date: March 29, 2004    By  /s/ Michael D. Campbell
                            ----------------------------------------------------
                            Executive Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX



99.1     SureWest Communications Press Release issued March 29, 2004.